November 19, 2018

ULTIMUS MANAGERS TRUST

STRALEM EQUITY FUND

Supplement to the Statement of Additional Information (“SAI”)

Dated February 28, 2018

This supplement updates certain information contained in the SAI for the Stralem Equity Fund (the “Fund”). For more information or to obtain a copy of the Fund’s Prospectus or SAI, free of charge, please contact the Fund toll free at 1-866-822-9555.

The following changes are made in the section entitled “GENERAL INFORMATION”.

The following disclosure replaces, in its entirety, the first bullet point in the subsection entitled “Portfolio Holdings Disclosure Policy” starting on page 32 of the SAI:

•	Public disclosure regarding Portfolio Securities is made:

o	Following the end of each calendar quarter, the Fund generally will publicly disclose information regarding Portfolio Securities as of such quarter-end either in a complete and uncertified schedule, or a list of the top 5 up-market and down-market holdings, posted on the Fund’s website or in advertising material that is posted on the Fund’s website. This information is generally available within 60 days of the end of the calendar quarter and will remain available until the posting of the next quarterly Portfolio Securities report.

o	In the Fund’s Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”), which are available on the SEC’s website at http://www.sec.gov.

Investors should retain this supplement for future reference.